SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549
                 ----------------------------------
                              Form 8-K



                           CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  May 16, 1996


                      SOURCE CAPITAL CORPORATION
                     ----------------------------
                      (Exact name of registrant
                     as specified in its charter)


                              Washington
                     ----------------------------
                     (State or other jurisdiction
                          of incorporation)


                               0-12199
                     ---------------------------
                       (Commission file number)


                      1825 North Hutchinson Road
                      Spokane, Washington 99212
                      --------------------------
                        (Address of principal
                          executive offices)


Registrant's telephone number, including area code: (509) 928-0908



- - ----------------------------------------------------------------------
    (Former name or former address, if changed since last report)

Items 1, 2, 3, 4 and 6 are omitted from this report as they are inapplicable.


Item 5.  Other Events
- - ---------------------

(A)  Annual Stockholders' Meeting

     At the annual stockholders' meeting of Source Capital
     Corporation, held on May 16, 1996, proposals 1, 2, 3, 4, 5, 6, 7 and 8 were passed by the stockholders (for description, see attached).

(B)  Election of Officers

     At the annual meeting of the Board of Directors, held on May 16, 1996, D. Michael Jones was elected President, James L. Kirschbaum was elected Executive Vice President and Lester L. Clark was elected Vice President and Secretary/Treasurer until the next annual Board meeting.

(C)  Amended Articles of Incorporation

     Pursuant to the passage of proposals 2, 3 and 6 at the annual meeting of shareholders, an Amendment to the Articles of Incorporation was filed on May 31, 1996 (see Exhibit 3.1).


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.
- - ------------------------------------------------------------------

Exhibit 3.1 -- Articles of Amendment of the Restated Articles of
               Incorporation


SIGNATURES
- - ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCE CAPITAL CORPORATION
(Registrant)


By:  /s/ Lester L. Clark
     -----------------------------------
     Vice President, Secretary/Treasurer
     June 25, 1996

REPORT OF INSPECTOR OF ELECTION
- - -------------------------------

I, the undersigned, duly appointed Inspector of Election for SOURCE CAPITAL CORPORATION hereby certify as follows:

That the Annual Meeting of the stockholders of the Corporation will be held on Thursday, May 16, 1996, at the Red Lion Inn, I-90 & Sullivan Road, Spokane, Washington, at 7:00 p.m., local time, pursuant to prior notice.

That before entering upon the discharge of my duties, I was severally sworn, and the oath so taken by me is hereto annexed. I inspected the signed proxies used at the meeting and found the same to be in proper form. The result of the vote taken at such meeting is as follows:

ITEM #1 -- ELECTION OF DIRECTORS:

                                     FOR                WITHHOLD
                                  ---------             --------

Alvin J. Wolff, Jr.               4,596,196             142,568
                                  ---------             -------

Charles G. Stocker                4,639,591              99,173
                                  ---------             -------


ITEM #2 -- TO AUTHORIZE A REVERSE SPLIT OF THE COMPANY'S CLASS A
           COMMON STOCK ON THE BASIS OF 1 SHARE OF NEW COMMON STOCK FOR EACH 5 SHARES OF CLASS A COMMON STOCK CURRENTLY OUTSTANDING AND TO AMEND THE ARTICLES OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 10,000,000.

               FOR                 AGAINST             ABSTAIN
            ---------              -------             -------

            4,281,078              264,660             193,026
            ---------              -------             -------
             60.17%                 3.72%               2.71%


ITEM #3 -- TO AUTHORIZE AN AMENDMENT TO THE ARTICLES OF INCORPORATION
           TO INCREASE THE NUMBER OF DIRECTORS FROM SEVEN TO NINE
           MEMBERS.

               FOR                 AGAINST             ABSTAIN
            ---------              -------             -------

            3,929,863              554,058             254,843
            ---------              -------             -------
             55.23%                 7.79%               3.58%

ITEM #4 -- TO AMEND THE 1994 KEY EMPLOYEE STOCK OPTION PLAN

               FOR                 AGAINST             ABSTAIN
            ---------              -------             -------

            2,845,292              505,695             365,295
            ---------              -------             -------
             76.56%                13.61%               9.83%


ITEM #5 -- TO AMEND THE 1994 STOCK OPTION PLAN FOR NON-EMPLOYEE
           DIRECTORS

               FOR                 AGAINST             ABSTAIN
            ---------              -------             -------

            2,880,849              484,004             351,529
            ---------              -------             -------
             77.52%                13.02%               9.46%


ITEM #6 -- TO AMEND THE ARTICLES OF INCORPORATION TO CLARIFY REQUIRED
           SHAREHOLDER APPROVAL OF CERTAIN TRANSACTIONS

               FOR                 AGAINST             ABSTAIN
            ---------              -------             -------

            3,354,400              185,544             176,438
            ---------              -------             -------
             90.26%                 4.99%               4.75%


ITEM #7 -- TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS
           INDEPENDENT AUDITORS FOR 1996

               FOR                 AGAINST             ABSTAIN
            ---------              -------             -------

            4,478,327               41,036             219,401
            ---------              -------             -------
             94.50%                 0.87%               4.63%

That the TOTAL VOTED SHARES, 4,738,764, represent 66.60% of the common stock outstanding. At record date March 31, 1996, common stock outstanding was 7,115,244 shares.

IN WITNESS WHEREOF, I have made this certificate and have hereunto set my hand, this 16th day of May 1996.

/s/ Robert Magnuson
- - -------------------
Inspector

/s/ Gordon E. Budke
- - -------------------
Inspector

OATH OF INSPECTOR


Robert Magnuson and Gordon Budke, duly appointed Inspector of Election of Source Capital Corporation, being duly sworn, do solemnly swear that I will fairly and impartially perform my duty as Inspector and will faithfully and diligently canvass the votes cast and honestly and truthfully report the result of said election.


/s/ Robert Magnuson
- - -------------------


/s/ Gordon E. Budke
- - -------------------

INSPECTOR'S REPORT OF STOCK REPRESENTED AT ANNUAL MEETING


I, the undersigned, duly appointed and qualified Inspector of the Annual Meeting of the stockholders of Source Capital Corporation, to be held on Thursday, May 16, 1996, at the Red Lion Inn, I-90 & Sullivan Road, Spokane, Washington, hereby certify that I have received and taken in charge the proxies presented at said meeting and have taken a poll of the stockholders present in person; and do further certify that there are represented at said meeting, by proxy, stockholders of said company shown by said list to be the holders at the record date of March 31, 1996. There are present, in person or by proxy, stockholders holding together 4,738,764 shares of common stock.

  TOTAL SHARES OUTSTANDING: 7,115,244 shares

The above represents 66.60% of the total stock outstanding.


/s/ Robert Magnuson
- - -------------------

/s/ Gordon E. Budke
- - -------------------

Dated: May 16, 1996

EXHIBIT 3.1
- - -----------


                ARTICLES OF AMENDMENT OF THE RESTATED
       ARTICLES OF INCORPORATION OF SOURCE CAPITAL CORPORATION


Pursuant to the provisions of the Washington Business Corporation Act, the following Articles of Amendment are submitted for filing:

1.  The name of this corporation is Source Capital Corporation.

2. The Amendments to the Articles of Incorporation as adopted are as follows:

    A. Article IV, Section 1 is hereby amended to read in its entirety as follows:

        SECTION 1: Aggregate Number of Shares.
        --------------------------------------
        The total number of shares which the Corporation shall have the authority to issue is 20,000,000 of which (a) 10,000,000 shares shall be preferred stock of no par value and (b) 10,000,000 shares shall be common stock of no par value.

        Each five (5) shares of the Corporation's Class A common stock issued and outstanding on the date that this Amendment is filed with the Office of the Secretary of State of Washington shall be and hereby is automatically changed without further action into one (1) fully paid and nonassessable share of the Corporation's common stock provided that no fractional shares shall be issued pursuant to such change. The Corporation shall pay to each shareholder who would otherwise be entitled to a fractional share an amount equal to the fraction of a share to which the shareholder would be entitled multiplied by the average between the bid and the asked price per share of the Corporation's Class A common stock on the Electronic Bulletin Board of the National Association of Securities Deals, Inc. for the ten (10) trading days preceding the effective date of this amendment.

    B. This sentence of Article XI, Section 1, is amended to read in its entirety as follows:

        Section 1: Classification.
        --------------------------
        (i) The number of directors which shall constitute the whole board of directors of the Corporation shall not be more than nine (9), except in the case of an increase in the number of directors by reason of any default provisions with respect to any outstanding series of preferred stock.

    C. The first sentence of Section A, Article VI, is amended to read in its entirety as follows:

        To be authorized, a merger in which the Corporation is not the surviving corporation or entity or a share exchange in which the Corporation's outstanding shares are to be acquired by another corporation or entity must be approved by the vote of shareholders as set forth herein.

3. The provisions for implementing the amendment providing for an exchange, reclssification or cancellation of issued shares is contained in the amendment itself.

4. The Amendments to the Articles of Incorporation were adopted by the shareholders of the Corporation at the Annual Meeting on the 16th day of May 1996.

5. The Amendments were duly approved by the shareholders in accordance with the provisions of RCW 23B.10.030 and 23B.10.040.

6.  The Amendments shall be effective as of 11:59 p.m., Pacific
    Daylight Time, on May 31, 1996.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed on this 24th day of May 1996.


SOURCE CAPITAL CORPORATION


By:  /s/ Michael D. Jones
     --------------------
     President